UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2013

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 31, 2013, BioCryst Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company had priced the Offering (as defined below). On August 5, 2013, the Company issued a press release announcing that the Underwriters (as defined below) had exercised the Overallotment Option (as defined below) with respect to 600,000 shares of the Company’s common stock. Copies of these press releases are furnished and attached as Exhibit 99.1 and 99.2 hereto and are incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.	Other Events.

On July 31, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and JMP Securities LLC, as representatives of the underwriters named in Exhibit A thereto (the “Underwriters”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of 4,000,000 shares of the Company’s common stock at a price to the public of $4.40 per share. Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 30-day option (the “Overallotment Option”) to purchase up to an additional 600,000 shares of the Company’s common stock if the underwriters sell more than 4,000,000 shares in the Offering. On August 1, 2013, the Underwriters exercised the Overallotment Option with respect to 600,000 shares of the Company’s common stock.

The Offering and the offer and sale of shares issued pursuant to the Overallotment Option have been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-175182) of the Company (the “Registration Statement”), and the prospectus supplement dated July 31, 2013, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on August 2, 2013. Closing of the sale of the shares of common stock pursuant to the Offering and pursuant to the underwriters’ exercise of the Overallotment Option is expected to occur on August 6, 2013. The legal opinion of Gibson, Dunn & Crutcher LLP relating to the Registration Statement is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 31, 2013, by and among BioCryst Pharmaceuticals, Inc., and Wells Fargo Securities LLC and JMP Securities LLC, as representatives of the underwriters named in Exhibit A thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated August 1, 2013 entitled “BioCryst Announces Pricing of Public Offering of Common Stock”

99.2	Press release dated August 5, 2013 entitled “BioCryst Announces Full Exercise of Over Allotment Option”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2013	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 31, 2013, by and among BioCryst Pharmaceuticals, Inc., and Wells Fargo Securities LLC and JMP Securities LLC, as representatives of the underwriters named in Exhibit A thereto.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

99.1	Press release dated August 1, 2013 entitled “BioCryst Announces Pricing of Public Offering of Common Stock”

99.2	Press release dated August 5, 2013 entitled “BioCryst Announces Full Exercise of Over Allotment Option”